UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 8, 2019

Marsh & McLennan Companies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 8, 2019, Marsh & McLennan Companies, Inc. (the “Company”) entered into an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) with Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company $700 million aggregate principal amount of its 3.500% Senior Notes due 2020, $1,000 million aggregate principal amount of its 3.875% Senior Notes due 2024, $1,250 million aggregate principal amount of its 4.375% Senior Notes due 2029, $500 million aggregate principal amount of its 4.750% Senior Notes due 2039, $1,250 million aggregate principal amount of its 4.900% Senior Notes due 2049 and $300 million aggregate principal amount of its Floating Rate Senior Notes due 2021 (together, the “Notes”).

The Notes were registered under the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-226427) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission (the “SEC”) on July 30, 2018 and are being offered by means of the Company’s prospectus dated July 30, 2018, as supplemented by the prospectus supplement dated January 8, 2019.

The closing of the sale of the Notes is expected to occur on January 15, 2019, subject to the satisfaction of customary closing conditions. The Notes will be issued pursuant to the indenture dated July 15, 2011, by and between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), filed as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, to be supplemented by an eleventh supplemental indenture by and between the Company and the Trustee, to be dated as of January 15, 2019, which will be filed with the SEC on a subsequent Current Report on Form 8-K.

The foregoing description of the underwriting agreement is qualified in its entirety by the underwriting agreement included as Exhibit 1.1 hereto and incorporated by reference herein.

Item 8.01	Other Events

On January 8, 2019, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 8, 2019, among Marsh & McLennan Companies, Inc., and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named therein.

99.1	Press release issued by Marsh & McLennan Companies, Inc. on January 8, 2019.

EXHIBIT INDEX

Exhibit No.	Exhibit
1.1	Underwriting Agreement, dated January 8, 2019, among Marsh & McLennan Companies, Inc., and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named therein.

99.1	Press release issued by Marsh & McLennan Companies, Inc. on January 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & MCLENNAN COMPANIES, INC.

By:	/s/ Katherine J. Brennan
Name:	Katherine J. Brennan
Title:	Deputy General Counsel, Chief Compliance Officer & Corporate Secretary

Date: January 11, 2019